KBW 2019 Community Bank Investor Conference July 30‐31, 2019 Positionedgrowth for

Forward‐Looking Statements This presentation includes “forward‐looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements often include words such as “believe,” “expect,” “anticipate,” “estimate,” and “intend” or future or conditional verbs such as “will,” “would,” “should,” “could,” or “may.” Forward‐looking statements are not historical facts but instead represent management’s current expectations and forecasts regarding future events many of which are inherently uncertain and outsideofourcontrol.Actualresultsmay differ, possibly materially, from those currently expected or projected in these forward‐looking statements. Factors that could cause our actual results to differ materially from those described in the forward‐looking statements, include expected cost savings, synergies and other financialbenefitsfromacquisitionsmightnotbe realized within the expected time frames or at all, and costs or difficulties relating to integration matters might be greater than expected; increased competitive pressures; changes in the interest rate environment; changes in general economic conditions and conditions within the securities markets; legislative and regulatory changes; and other factors described in HomeTrust’s latest annual Report on Form 10‐K and Quarterly Reports on Form 10‐Q and other filings with the Securities and Exchange Commission‐which are available on our website at www.htb.com andontheSEC’swebsiteatwww.sec.gov. Any of the forward‐looking statements that we make in this presentation or our SEC filings are based upon management’s beliefsandassumptionsatthetimethey are made and may turn out to be wrong because of inaccurate assumptions we might make, because of the factors illustrated above or because of other factors that we cannot foresee. We do not undertake and specifically disclaim any obligation to revise any forward‐looking statements to reflect the occurrence of anticipated or unanticipated events or circumstances after the date of such statements. These risks could cause our actual results for fiscal 2020 and beyond to differ materially from those expressed in any forward‐looking statements by, or on behalf of, us and could negatively affect our operatingandstockperformance. Positioned for growth 2

HomeTrust Bancshares, Inc. Overview Headquarters: Asheville, NC Exchange/Ticker: NASDAQ: HTBI Founded: 1926 Number of Employees: 555 Locations: 43 (NC, SC, VA, TN) Stock Price: $25.31 Total Assets: $3.5 billion Price to TBV: 120% Total Loans: $2.7 billion Market Cap: $455.2 million Total Deposits: $2.3 billion Average Daily Volume: 38,269 Outstanding Shares: 6,500,850 17,984,105 Shares Repurchased   (since Feb 19, 2013) or approx. 30% Financial data as of June 30, 2019 Market data as of July 24, 2019 Positioned for growth 3

Foundation for Growth and Performance • Converted to stock in July 2012 raising $211.6MM • Added 7 larger growing markets in NC, SC, VA and East TN since conversion • 4 whole bank acquisitions • 3 new Commercial Loan Production Offices from “lift‐outs” of existing commercial lending teams • Purchased 10 Bank of America branches • Added new metro markets with populations of more than 5.4 million to legacy markets of 900,000 • Hired key experienced team members to buildout infrastructure to transition from  rural thrift to commercial bank in metro markets • Chief Credit Officer – Create strong credit culture and processes • Chief Risk Officer – Oversee enterprise risk management • Director of Mortgage Lending – Reinvent line of business and expand into metro markets • Consumer Banking Executive – Focus on improving retail and consumer lines of business • Commercial Banking Executive – Driving a relationship banking model                                                            • Director of Treasury Management – Develop products and enhance fees to drive noninterest  income • Hired 38 new Commercial Market Presidents / Commercial Relationship Managers /  Line of Business Executives to grow commercial lending Positioned for growth 4

Foundation for Growth and Performance (cont.) • Reinvented existing business lines • Mortgage – streamlined origination process and increased rates to enhance gain on loan sales • Home Equity Lines of Credit – new origination platform focusing on retail branch originations • Retail Offices – consolidated 10 offices and optimized staffing to better address customer trends • Municipal Finance – acquired municipal leasing company for future growth • Added new lines of business and experienced leaders  • Indirect Auto Finance ‐ grown portfolio to over $150 million over past four years • Treasury Management – growth of deposits and fee income  • SBA 7(a) Loan Program – noninterest income from sales • Equipment Finance – originations of over $140 million at higher yields in the year • Added 23 new locations and $1.9 billion in assets • Grown to the 2nd largest community bank headquartered in NC • Only remaining bank headquartered in Asheville, NC – Top 10 City in America  (Source: Travel and Leisure) Positioned for growth 5

Current Focus  Foundation for growth and performance Value Creation for Shareholders • EPS growth • Increasing franchise value • Investing in the future with enhanced/new lines of business • Core deposit growth • Noninterest income growth • Opportunistic acquisition strategy • Reinitiating stock buyback program – July 2018 • Initiated quarterly cash dividends – November 2018 • Authorized additional 5% stock buyback program – December 2018 Positioned for growth 6

Improving Earnings Performance Dollars in thousands  $30,000  $1.70 5‐Year EPS CAGR of 27% $1.46  $1.38   $1.50  $25,000 $26,821   $1.30 $25,886   $20,000  $1.10 $0.94   $0.90 $17,111   $15,000 $0.70  $0.61   $0.70 $12,228  $0.44 $11,784   $10,000  $0.50 $8,256   $0.30  $5,000  $0.10  $‐  $(0.10) 2014 2015 2016 2017 2018 2019 Net Income ‐ Adjusted Net Income ‐ Adjusted2 See Non‐GAAP Disclosure Appendix Diluted EPS ‐ Adjusted Positioned for growth 7

ROA Trajectory – Adjusted Return on Assets1 0.90% Normalized ROA Growth with Upward Momentum 0.80% 0.79% 0.80% 0.70% 0.58% 0.60% 0.50% 0.49% 0.47% 0.45% 0.40% 0.30% 0.20% 0.10% 0.00% 2014 2015 2016 2017 2018 2019 (1) See Non‐GAAP Disclosure Appendix Positioned for growth 8

Return On Assets – Positive Drivers Improving Noninterest Income 0.75% 0.67% 0.65% 0.58% 0.53% 0.55% 0.52% 0.52% 0.50% 0.45% Positive Drivers of ROA since 2014: 0.35% . Noninterest income growth  0.25% 2014 2015 2016 2017 2018 2019 . Increased 163% from $8.7 million in 2014 to $22.9  million in 2019 . Improved from 0.52% of average assets in 2014 to  0.67% of average assets in 2019 Reducing Noninterest Expense 3.20% 3.13% . Noninterest expense savings 3.10% 3.02% 3.00% . Decreased 15% from 3.13% in 2014 of average  2.89% 2.90% assets to 2.65% of average assets in 2019 2.80% 2.80% 2.70% 2.63% 2.65% 2.60% 2.50% 2.40% 2.30% 2014 2015 2016 2017 2018 2019 Positioned for growth 9

Organic and M&A Growth Since 2012 Conversion $4,000 Merger with Bank  Merger with  Assets Loans Deposits of Commerce  TriSummit Bank July 2014 January 2017 Acquisition of 10  $3,476 $3,500 Bank of America  Branches $3,304 Nov 2014 $3,207 Mergers with  BankGreenville  July 2013  $3,000 Jefferson Federal  Bank $2,783 May 2014 $2,718 Stock $2,500 Conversion July 2012 $2,074 $2,000 ($000) $1,720 $1,583 $1,500 $1,000 $500 $0 Positioned for growth 10

Strong Footprint for Growth 613% Increase in Market  Population since 2012 Positioned for growth 11

MSA Markets Within Our Footprint 613% Increase in Market Population since 2012 2018 '18 - '23 Projected GDP Growth MSA Population Pop. Growth Unemployment - 2 Yr Charlotte, NC 2,537,416 7.2% 3.8% 6.9% Raleigh, NC 1,335,067 8.1% 3.7% 8.2% Greenville, SC 901,549 6.1% 2.9% 5.7% Knoxville, TN 877,102 3.6% 3.0% 4.7% Greenboro, NC 764,361 4.3% 4.4% 2.2% Asheville, NC 460,430 5.4% 3.4% 6.1% Roanoke, VA 314,472 2.1% 3.1% 3.3% Johnson City, TN 202,484 2.4% 3.5% 3.6% Source: U.S. Bureau of Labor Statistics; SNL Financial Positioned for growth 12

Building a High‐Performing Commercial Lending Team Changes in the past 7 years Commercial lenders in legacy markets – June 2012 6 Attrition in legacy markets (5) Hired/replaced in legacy markets 5 Acquired through bank acquisitions 21 Attrition after bank acquisitions (19) Hired/replaced in acquired markets  9 “Lift‐outs” of commercial teams in 3 new metro markets 9 _____ Current Market Presidents/Commercial Relationship Managers 26  New lines of business: SBA 5 Equipment Finance 4 Business Banking 6 ____ High Performing Commercial Lending Team – July 2019 41 Positioned for growth 13

Adding Talent for Growth Commercial and Line of Business Leaders Positioned for growth 14

Loan Highlights Loan Portfolio Growth Fiscal 2019: . Organic loan growth of 10% ($229MM) . 97% growth in C&I loans and Equipment Finance ($144MM) . 8% growth in CRE ($70MM) Recent Highlights/Enhancements: . Hired 13 new Commercial / Business Banking revenue producers in last 12 months . Hired/replaced 40 Commercial Market Presidents/Relationship Managers in last 5 years . Began new SBA 7(a) loan program in 2018 which produced over $3MM in noninterest                   income in FY 2019 versus $1MM in fiscal 2018 . SBA team of 6 now in place . Developed new Equipment Finance line of business which produced over $145MM in  originations in fiscal 2019 . Equipment Finance team of 5 now in place since May 2018 . Added 5 new mortgage loan officers in the last 12 months in 5 new metro markets Positioned for growth 15

New SBA Line of Business Strategy . Originate SBA 7(a) and USDA B&I loan facilities to provide additional lending products for deeper customer service  and have a more robust basket of tools from which to compete. . SBA 7(a) and USDA B&I allows the Bank to offer non‐traditional clients financing options while the Bank obtains a  government guaranty, typically at 75% of the gross loan amount. . This lending can be a means to continue to serve client’s needs when the Bank is nearing concentration limits. . The originations can drive high levels of noninterest income through the sale of the guaranteed portion of the  loan.  The Bank then retains the unguaranteed portion, typically on an adjustable rate structure at a spread over  the Prime Rate. Total Originations Net Gain on Sale $25,000 1600 $1,340  1400 $20,000 $5,417  1200 $4,714  $844  1000 $898  $15,000 Government  shutdown $3,925  800 $3,206  Government  $10,000 $2,874  shutdown 600 $500  $16,252  $14,141  400 $310  $11,776  $295  $5,000 $1,447  $9,618  $244  $867  $8,620  $86  200 $18  $4,342  $258  $2,600  $0 0 Q1 FY18 Q2 FY18 Q3 FY18 Q4 FY18 Q1 FY19 Q2 FY19 Q3 FY19 Q4 FY19 Q1 FY18 Q2 FY18 Q3 FY18 Q4 FY18 Q1 FY19 Q2 FY19 Q3 FY19 Q4 FY19 Guaranteed Balance Residual Balance Positioned for growth 16

New Equipment Finance Strategy . Offers a variety of solutions including leases, loans, and commercial finance agreements . Target industries and equipment types include: manufacturing, machine tools, material handling, construction,  transportation, and other essential use commercial equipment . Typical transaction size ranges from $25,000 to $1 million, with an average size of $200,000 . Short duration product with financing terms range from 24 to 84 months, with an average of 60 months Portfolio Analysis Industry and Equipment Type Dollars in thousands $140,000,000 5.32% 5.33% 5.35% $120,000,000 5.27% 5.30% $24,442,379 $24,152,618 $100,000,000 132,058 5.25% $6,320,216 $80,000,000 5.19% $9,458,153 5.17% 109,175 5.20% $60,000,000 $9,313,619 81,380 5.15% $40,000,000 $39,406,352 5.10% $3,759,652 $20,000,000 13,487 $15,215,858 43,377 $0 5.05% Q4 FY18 Q1 FY19 Q2 FY19 Q3 FY19 Q4 FY19 Construction Municipal Transportation ‐ All vehicles Manufacturing Leases Outstanding Average Yield Material Handling Forestry Medical / IT / Office / Other Trailers Positioned for growth 17

Loan Portfolio Composition Transitioning to a Commercial Bank Portfolio Loans: 6/30/19 Dollars in millions Commercial 57% HELOCs &Consumer 19% 15% 1‐4 Family 24% 24% 8%  $3,000 5‐Year CAGR of 13% 19% 34%  $2,500 1‐4 Family ($661MM)  $2,000 HELOCs & Other Consumer ($502MM) Commercial RE ($927MM) Commercial Construction ($211MM)  $1,500 $1,307  $1,150  Other Commercial ($405MM) $1,543  Loan Balance $750  $700   $1,000 $615  $383  $518  $556  $502  $223  $336  $459  $182  Loans: 6/30/14  $500 $684  $664  $661  $660  $650  $624  12% $602  Commercial 41% 4% HELOCs &Consumer 15%  $‐ 1‐4 Family 44% 44% 2013 2014 2015 2016 2017 2018 2019 25% Fiscal Year 15% 1‐4 Family HELOCs & Other Consumer Commercial 1‐4 Family ($661MM) HELOCs & Other Consumer ($223MM) Commercial RE ($378MM) Commercial Construction ($56MM) Other Commercial ($181MM) Positioned for growth 18

Commercial Real Estate Composition ($927MM) As of 6/30/19 14% 11% 4% 6% 28% 9% 11% 10% 7% Multifamily Owner Occupied Office Retail Hospitality Shopping Centers Industrial Healthcare Other Positioned for growth 19

Total Loan Production Total Loan  Total Loan  Dollars in thousands Total Loan  Production: Production: Production: $1,040,164 $1,033,526 $983,186 $21,038  $22,748  1,000,000 $17,251  $28,453  $61,687  $99,558  $84,707  $55,610  Total Loan  $49,794  $60,118  $79,628  $20,228  Production: 800,000 $697,146 $147,225  $11,118  Total Loan  $305,153  Production: $289,983  $87,844  $528,376 600,000 $54,598  $15,282  $288,308  Total Loan  $53,010  Originations Production: $49,841  $216,033  400,000 $320,071 $15,814  $213,341  $33,324  $9,598  $524,264  $520,786  200,000 $378,320  $191,199  $325,537  $194,887  $68,122  0 2014 2015 2016 2017 2018 2019 Fiscal Year Commercial 1‐4 Family Equipment Finance HELOC/Consumer Indirect Auto SBA Municipal Finance Positioned for growth 20

Commercial Loan Production by Type Dollars in thousands  $250,000 $257,494   $200,000 $238,870  $234,102  $196,743   $150,000 $192,803  $173,904  $164,945  $154,898  Originations  $100,000 $137,660  $22,933  $112,349  $35,773  $18,960  $92,591   $50,000 $34,583  $77,871  $13,389  $47,955   $‐ C&I / Equipment Finance Commercial Construction CRE Fiscal Year 2014 2015 2016 2017 2018 2019 Excludes municipal leases. Positioned for growth 21

Consumer Loan Production Dollars in thousands  $120,000 Since 2014, Indirect Auto has provided  15,000 additional in‐market retail  customers for cross‐sale opportunities.  $100,000 $99,558   $80,000 $87,844  $84,707  $79,628   $60,000 Originations $60,118  $55,610   $40,000 $54,598  $53,010  $49,794  $49,841   $20,000 $33,324  $9,598  $0  $‐ HELOC‐originated/Consumer Indirect auto Fiscal Year 2014 2015 2016 2017 2018 2019 Positioned for growth 22

Mortgage Loan Production Dollars in thousands 350,000 90% 78% 80% 300,000 77% 66% 63% 70% 62% 62% 250,000 60% 200,000 50% $163,887  $165,359  $170,895  150,000 40% Originations $124,070  $138,988  $117,698  30% 100,000 20% 50,000 $134,258  $126,096  $122,950  10% $91,963  $74,353  $73,501  0 0% 2014 2015 2016 2017 2018 2019 Fiscal Year Brokered Loans Portfolio Loans % Purchase Mortgages (vs. Refinances) Positioned for growth 23

Drivers of Organic Loan Growth 2013 Dollars in thousands  Began Buildout of Commercial Banking   $3,000,000  $300,000 Infrastructure  Restructured Mortgage Loan Origination  Process  $250,000 $242,501   $2,500,000 $228,642  2014  Added Indirect Auto LOB  $200,000  Hired New Chief Credit Officer $2,527,000   $2,000,000 $2,705,000  $2,352,000  $170,513   $150,000 2015  Opened Two Commercial LPOs  $1,500,000  $100,000 $1,833,000  2017 $74,757  $1,686,000   Expanded Mortgage LOB in Metro Markets  $50,000 $1,498,000   Opened New Commercial LPO  $1,000,000 $28,154   Meridian – HELOC Originations $‐ $1,167,000   Began developing new equipment finance   $‐ line of business  $500,000 $(36,627)  $(50,000) 2018  Added SBA 7(a) Loan Program FY2016 FY 2013 FY 2014 FY 2015 FY2017 FY2018 FY2019  Began equipment finance originations  $‐  $(100,000) 201 Loan Portfolio 2019 and Beyond Organic Loan Growth • Equipment Finance • Business Banking • Consumer Lending Through Branches Positioned for growth 24

Deposit/Retail Highlights Deposits – Fiscal 2019 . 6% increase in total deposits ($131MM) . Core deposits* make up 69% of total deposits . Average cost of total deposits of .70% for year‐to‐date fiscal 2019 . 9.7% increase in engaged checking accounts Retail Product/Process Improvements: . 9.5% increase in the number of ‘sweet spot’ relationships – those households with  checking, savings, and credit accounts (all 3)  . Implemented new loan decisioning platform and overhauled HELOC origination  process, resulting in 75% increase in branch originations and 68% reduction in  average time to close  . Selected new broker‐dealer to expand our investment services capabilities  . Continually refining staffing models to achieve/maintain optimum FT/PT balance *Core deposits exclude all time deposits/certificates of deposit. Positioned for growth 25

Loan to Deposit Ratio Higher ratio of 116% at 6/30/19 due to investment alternatives included       in loan portfolio: . $117 million in purchased HELOCs These loan types are often included in the  . 24% of loan portfolio ($661 million) in 1‐4 family loans investment portfolio at other commercial banks . $112 million in tax‐free municipal leases . Adjusted loan to deposit ratio of 92% (excluding purchased HELOCS, ½ of 1‐4 family portfolio, and tax‐free municipal leases above) Options for right‐sizing loans to deposit ratio: . More aggressive deposit pricing in select markets . Focusing on newer markets with less deposits to avoid repricing in deposit‐heavy legacy markets . Better management of deposit runoff . Better customer conversations . Improved reporting . Runoff of 1‐4 family & purchased HELOCs . Branch acquisition opportunities . Bulk loan sales . M&A with deposit heavy commercial bank Positioned for growth 26

Deposit Portfolio Mix Dollars in   $1,000,000 Total  Total  Total  Total  Total  Total  90% thousands Deposits: Deposits: Deposits: Deposits: Deposits: Deposits: $1,154,749 $1,583,046 $1,872,126 $1,802,696 $2,048,451 $2,327,257  $900,000 80% 77.44% 76.50%  $800,000 75.45% 69.40% 70% 69.18%  $700,000 60% 59.94%  $600,000 50%  $500,000 40%  $400,000 30%  $300,000 20%  $200,000  $100,000 10%  $‐ 0% 2014 2015 2016 2017 2018 2019 Time Deposits $634,154 $577,075 $442,649 $462,146 $516,152 $712,190 Money Market/Savings $530,221 $703,622 $731,137 $806,756 $890,915 $868,450 Checking Accounts $418,671 $591,429 $628,910 $779,549 $789,186 $746,618 Core Deposits % 59.94% 69.18% 75.45% 77.44% 76.50% 69.40% (excludes time deposits) Positioned for growth 27

Deposit Composition Deposit Migration Deposit Composition  100% 6/30/19 90% Time Deposits 26.4% 31.6% 34.9% 34.0% $746,618  $712,190  80% 38.1% 35.9% Money Market/Savings 70% Checking Accounts 60% $868,450  33.5% 50% 37.6% 37.3% Dollars in thousands 40.6% 40.6% 39.4% 40% Cost of Funds 0.80% 0.70% 30% 0.70% 0.60% 20% 40.1% 0.50% 0.46% 30.8% 32.4% 0.37% 24.6% 0.40% 10% 22.6% 23.5% 0.30% 0.30% 0.28% 0.28% 0% 0.20% 2014 2015 2016 2017 2018 2019 0.10% 0.00% 2014 2015 2016 2017 2018 2019 Time Deposits Money Market/Savings Checking Accounts Deposit balances as of fiscal year end; Cost of funds are averages for the fiscal year Positioned for growth 28

Growing Noninterest Income . New SBA Line of Business in FY 2018 . Gains from loan sales ‐ $1MM in FY 2018 . Gains from loan sales ‐ $3.4MM in FY 2019 . Third party servicer to keep overhead low . Mortgage Banking . Expanded into 5 of our new metro markets . Added 17 new mortgage loan officers since beginning of FY2017 . Increasing rates to enhance gain on loan sales . Moved to a “mortgage banking” model and process and away from the  “traditional thrift” model . Treasury Management . Focus on increasing fees and appropriate pricing . Increased fees from new merchant services program . Core deposit growth with treasury management products Positioned for growth 29

Asset Quality Dollars in thousands Net Charge‐Offs and NCO / Average Loans Allowance for Loan Losses and ALL / Total Loans 6,000  5,331  0.25%  24,000 2.00% 5,000   23,500 0.20%  23,000 4,000  1.50% 0.15%  22,500  22,000 3,000  2,343  1.00% 0.10%  21,500 2,000  1,205  1,082   21,000 0.05% 1,000  0.50% 141  91   20,500 ‐ 0.00%  20,000 2014 2015 2016 2017 2018 2019 (1)  19,500 0.00% 2014 2015 2016 2017 2018 2019 Net Charge‐Offs NCO/Avg. Loans ALL ALL/Tot. Loans (1) Includes $6 million charge off for one commercial relationship. Excluding that charge‐off, the company  would have $669,000 in net recoveries for fiscal 2019. Nonperforming Assets / Total Assets Allowance for Loan Losses / Nonperforming Loans (Coverage Ratio)  3.00% 250.00% 2.50% 200.00% 2.00% 1.50% 150.00% 1.00% 100.00% 0.50% 50.00% 0.00% 2014 2015 2016 2017 2018 2019 0.00% 2014 2015 2016 2017 2018 2019 All data is as of or for the year ended June 30, 2019 Positioned for growth 30

Investment Portfolio Composition Investments: 6/30/19 ($414 MM) US Gov't Agency ($15 MM) MBS‐Gov't Agcy/GSE ($75 MM) Munis ($25 MM) ‐ 95% Taxable Corporate Bonds ($6 MM) FDIC Insured CDs in Other Banks ($52 MM) 1% Commercial Paper ($241 MM) ‐ 60‐Day Avg Life 6% 13% 18% Yield: 2.92% 4% Avg Repricing Term: 12 months 58% Positioned for growth 31

Opportunistic Acquisition Strategy Goal – Leverage infrastructure and lines of business to accelerate earnings growth  and value creation for shareholders . Earnings accretion of 10% or more . Strong core deposit base . Asset size – Target of $300 million to $1.5 billion . Geographic footprint – within or adjacent to our current market footprint . Attractive, growing market . Minimum dilution to current tangible book value . Earnback period of 5 years or less . Significant but realistic cost savings . Reasonable price with a currency mix of cash and stock . No major credit issues . Cultural fit Positioned for growth 32

Capital Management  First Ever Cash Dividend . Initiated quarterly cash dividends of $0.06 payable to shareholders of record on November 21, 2018 . Continuing quarterly cash dividend of $0.06 Stock Buy Backs (Dollars in thousands, except per share amounts) Percent of Outstanding Shares Number of Tangible Authorized to Shares Avg Cost / Book Approved Buy Backs be Purchased Purchased Total Cost Share Value 1st Buy Back (completed 4/29/13) 4% 846,400 $ 13,299 $ 15.71 $ 17.91 2nd Buy Back (completed 12/2/13) 5% 1,041,245 $ 17,055 $ 16.38 $ 17.94 3rd Buy Back (completed 11/18/14) 5% 989,183 $ 15,589 $ 15.76 $ 17.60 4th Buy Back (completed 8/5/15) 5% 1,023,266 $ 16,298 $ 15.93 $ 18.06 5th Buy Back (completed on 1/20/16) 5% 971,271 $ 18,089 $ 18.62 $ 18.47 6th Buy Back (completed on 11/8/18) 5% 922,855 $ 21,113 $ 22.88 $ 20.35 7th Buy Back (approved 12/18) 5% 706,630 $ 18,150 $ 25.69 $ 21.20 Total repurchased through June 2019 30% 6,500,850 $ 119,593 $ 18.40 Remaining Shares to be purchased through 7th Buy Back 224,971 Total Shares Repurchased / Authorized 6,725,821 Source: Company documents previously filed with the SEC Positioned for growth 33

Quarter Ended June 30, 2019 Highlights (Dollars in thousands, except per share amounts) Quarter Ended Change As Reported 06/30/2019 06/30/2018 Amount Percent Net Income $ 8,013 $ 7,207 $ 806 11% EPS - diluted $ 0.44 $ 0.38 $ 0.06 16% ROA 0.92% 0.88% 0.04% 5% Net interest margin (tax equivalent) 3.38% 3.47% (0.09%) (3%) Noninterest income$ 6,811 $ 5,062 $ 1,749 35% Efficiency Ratio (1) 68.81% 69.36% (0.55%) (1%) Organic Loan Growth $ Growth$ 56,031 $ 80,265 $ (24,234) (30%) % Growth (annualized) 8.90% 14.10% (5.20%) (36.88%) Loan originations: Commercial portfolio$ 124,410 $ 163,309 $ (38,899) (24%) Retail portfolio 74,377 83,954 (9,577) (11%) Loans originated for sale 68,503 32,139 36,364 113% Total loan originations$ 267,290 $ 279,402 $ (12,112) (4%) (1) See Non‐GAAP Disclosure Appendix.  Source: Company documents previously filed with the SEC Positioned for growth 34

Year Ended June 30, 2019 Highlights (Dollars in thousands, except per share amounts) Year Ended Change As Reported 06/30/2019 06/30/2018 Amount Percent Net Income $ 27,146 $ 8,235 $ 18,911 229.64% EPS - diluted$ 1.46 $ 0.44 $ 1.02 231.82% ROA 0.80% 0.25% 0.55% 220.00% Net interest margin (tax equivalent) 3.43% 3.46% (0.03%) (1%) Noninterest income$ 22,895 $ 18,972 $ 3,923 21% Efficiency ratio (1) 68.83% 70.12% (1.29%) (2%) Core Earnings (1) Net Income$ 26,821 $ 25,886 $ 935 4% EPS - diluted$ 1.46 $ 1.38 $ 0.08 6% ROA 0.79% 0.80% (0.01%) (1%) Organic Loan Growth $ Growth$ 228,642 $ 171,277 $ 57,365 33.49% % Growth 9.70% 7.80% 1.90% 24% Loan originations: Commercial portfolio $ 548,292 $ 590,503 $ (42,211) (7%) Retail portfolio 293,968 323,564 (29,596) (9%) Loans originated for sale 191,265 126,096 65,169 52% Total loan originations$ 1,033,525 $ 1,040,163 (6,638) (1%) (1) See Non‐GAAP Disclosure Appendix. Source: Company documents previously filed with the SEC Positioned for growth 35

Balance Sheet Highlights At 06/30/2019 vs. 06/30/18 (Dollars in thousands, except per share amounts) 06/30/2019 06/30/2018 Amount Percent Total assets$ 3,476,178 $ 3,304,169 $ 172,009 5% Total loans 2,705,190 2,525,852 179,338 7% Total deposits 2,327,257 2,196,253 131,004 6% Stockholders' equity 408,896 409,242 (346) (0%) Nonperforming loans / total loans 0.38% 0.43% (0.05%) (12%) Classified assets / total assets 0.89% 1.00% (0.11%) (11%) Book value per share$ 22.74 $ 21.49 $ 1.25 6% Tangible book value per share (1) $ 21.20 $ 19.96 $ 1.24 6% HomeTrust Bancshares, Inc. share price$ 25.14 $ 28.15 $ (3.01) (11%) Price to tangible book value (1) 119% 141% -22% (16%) (1) See Non‐GAAP Disclosure Appendix. Source: Company documents previously filed with the SEC Positioned for growth 36

Market Price and Price to Tangible Book  $30.0 150.0% 141% $28.15  119% 130.0%  $25.0 126% $24.40  $25.14  110.0% 93%  $20.0 89% 97% 90.0% $18.50  $28.15  $15.0 70.0% $15.77  50.0%  $10.0 30.0%  $5.0 10.0%  $‐ ‐10.0% 06/30/2014 06/30/2015 06/30/2016 06/30/2017 06/30/2018 06/30/2019 Market Price per Share See Non‐GAAP Disclosure Appendix Price to Tangible Book Positioned for growth 37

Total Shareholder Return Total Return Performance 300.0 280.0 260.0 240.0 220.0 200.0 180.0 160.0 140.0 120.0 100.0 07/11/12 06/30/13 06/30/14 06/30/15 06/30/2016 06/30/2017 06/30/2018 6/30/2019 HomeTrust Bancshares, Inc. NASDAQ Bank NASDAQ Composite Positioned for growth 38

Value Drivers  for HTBI  Proven ability to grow organically  Proven ability to grow through M&A  Footprint in attractive metro markets with strong growth  Strong experienced team of revenue producers  Diversified loan portfolio including equipment finance/C&I lending  Strong asset quality and credit discipline  Attractive core deposit mix and cost  Ability to generate additional noninterest income with mortgage banking and SBA lending  Capital, credit, compliance strength for continued growth  Second largest community bank headquartered in North Carolina  Strong culture of alignment and teamwork, built on foundation of outstanding character and competence of team members Positioned for growth 39

Investor Contacts Dana Stonestreet Chairman, President and CEO dana.stonestreet@htb.com Hunter Westbrook SEVP/Chief Operating Officer hunter.westbrook@htb.com Tony VunCannon EVP/Chief Financial Officer/Corporate Secretary/Treasurer tony.vuncannon@htb.com 10 Woodfin Street Asheville, NC 28801 (828) 259‐3939 www.htb.com Positioned for growth 40

Non‐GAAP Disclosure Appendix Positionedgrowth for

Non‐GAAP Disclosure Reconciliation In addition to results presented in accordance with generally accepted accounting principles utilized in the United States ("GAAP"), this presentation contains certain non‐GAAP financial measures, which include: the efficiency ratio; tangible book value; tangible book value per share; net income excluding merger‐related expenses, certain state income tax expense, adjustments for the change in federal tax law, and gain from the sale of premises and equipment; and earnings per share ("EPS"), return on assets ("ROA"), and return on equity ("ROE") excluding merger‐related expenses, certain state income tax expense, adjustments for the change in federaltaxlaw,andgainfromthesaleof premises and equipment. The Company believes these non‐GAAP financial measures and ratios as presented are useful for both investors and management to understand the effects of certain items and provides an alternative view of the Company's performance over time and in comparison to the Company's competitors. The Company believes these measures facilitate comparison of the quality and composition of the Company's capital and earnings ability over time and in comparison to its competitors. These non‐GAAP measures have inherent limitations,arenotrequiredtobeuniformlyappliedandarenotaudited.They should not be considered in isolation or as a substitute for total stockholders' equity or operating results determined in accordance with GAAP. These non‐ GAAP measures may not be comparable to similarly titled measures reported by other companies. Positioned for growth 42

Non‐GAAP Disclosure Reconciliation Set forth below is a reconciliation to GAAP of our efficiency ratio: Positioned for growth 43

Non‐GAAP Disclosure Reconciliation Set forth below is a reconciliation to GAAP of tangible book value, tangible book value per share, and share price to tangible book: Positioned for growth 44

Non‐GAAP Disclosure Reconciliation Set forth to the right is a reconciliation to GAAP net income, EPS, ROE, and ROA as adjusted to exclude merger‐related expenses, certain state tax expense, adjustments for the change in federal tax law, gain on sale of premises and equipment, impairment charges for branch consolidation, and recovery of loan losses: Positioned for growth 45